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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BLUE APRON HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

April [29], 2019

Dear Blue Apron Stockholder:

        I am pleased to invite you to attend the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of Blue Apron Holdings, Inc. ("Blue Apron") to be held on Thursday, June 13, 2019 at 10:00 a.m., Eastern Time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007.

        Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2019 Annual Meeting of Stockholders and Proxy Statement.

        Pursuant to the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials. On or about April [29], 2019, we will begin mailing to our stockholders a Notice of Internet Availability (the "Notice") containing instructions on how to access or request a copy of our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2018.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the Internet or in person at the Annual Meeting or, if you requested printed copies of proxy materials, you may also vote by mailing a proxy card or voting by telephone. Please review the instructions on the Notice or on the proxy card regarding your voting options.

        Thank you for being a Blue Apron stockholder. We look forward to seeing you at our Annual Meeting.

Sincerely,

[Linda F. Kozlowski
 President and Chief Executive Officer]

YOUR VOTE IS IMPORTANT

        In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the Annual Meeting, please vote your shares as promptly as possible over the Internet by following the instructions on your Notice or, if you requested printed copies of your proxy materials, by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the Annual Meeting and save Blue Apron the extra expense associated with additional solicitation. If you hold your shares through a broker, your broker is not permitted to vote on your behalf in the election of directors, unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via telephone or the Internet). For your vote to be counted, you will need to communicate your voting decision in accordance with the instructions set forth in the proxy materials. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy in accordance with the instructions set forth in the proxy materials or voting your shares in person.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

BLUE APRON HOLDINGS, INC.
40 West 23rd Street
New York, NY 10010

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

        Notice is hereby given that Blue Apron Holdings, Inc. will hold its 2019 Annual Meeting of Stockholders (the "Annual Meeting") on Thursday, June 13, 2019 at 10:00 a.m., Eastern Time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, for the following purposes:

  •
  To elect two Class II directors, Julie M.B. Bradley and Brian P. Kelley, to hold office until our 2022 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal;

  •
  To approve an amendment to our restated certificate of incorporation to effect a reverse stock split of our Class A common stock and Class B common stock, using a split ratio of not less than 1-for-5 and not more than 1-for-15, with the exact ratio to be set within that range at the discretion of our board of directors before our 2020 annual meeting of stockholders without further approval or authorization of our stockholders and with our board of directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion (the "Reverse Stock Split Amendment");

  •
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

  •
  To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).

        Only holders of record of our Class A common stock and Class B common stock at the close of business on April 22, 2019 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting as set forth in the enclosed proxy statement (the "Proxy Statement"). If you plan to attend the Annual Meeting in person, you should be prepared to present photo identification such as a valid driver's license and verification of stock ownership for admittance. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the Record Date will be verified prior to admittance into the meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership. Please allow ample time for the admittance process. For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled "Voting" beginning on page 1 of the attached Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

  By Order of our Board of Directors,

  Christina Halliday
   General Counsel and Secretary
  New York, New York
  April [29], 2019

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
THURSDAY, JUNE 13, 2019

GENERAL INFORMATION

        Our board of directors solicits your proxy on our behalf for the 2019 Annual Meeting of Stockholders (the "Annual Meeting"), and at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and the accompanying Notice of Internet Availability of Proxy Materials (the "Notice"). The Annual Meeting will be held at 10:00 a.m., Eastern Time, on Thursday, June 13, 2019 at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007. We intend to mail a Notice of Internet Availability of Proxy Materials to stockholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April [29], 2019.

        In this Proxy Statement the terms "Blue Apron," "the company," "we," "us," and "our" refer to Blue Apron Holdings, Inc. The mailing address of our principal executive offices is Blue Apron Holdings, Inc., 40 West 23rd Street, New York, NY 10010. All website addresses set forth in this Proxy Statement are for information only and are not intended to be an active link or to incorporate any website information into this document.

EXPLANATORY NOTE

        We are an "emerging growth company" under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a "smaller reporting company," as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may remain an emerging growth company until December 31, 2022, provided that, if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time or if we have annual gross revenues of $1.07 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of that year.

Internet Availability of Proxy Materials	We are providing access to our proxy materials over the Internet. On or about April [29], 2019, we will mail the Notice to stockholders, unless they requested a printed copy of proxy materials. The Notice contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.
Record Date	April 22, 2019.
Quorum
A majority of the voting power of all issued and outstanding shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote on the Record Date must be present in person or represented by proxy to constitute a quorum.
Shares Outstanding	[•] shares of Class A common stock and [•] shares of Class B common stock outstanding as of the Record Date. There are no shares of Class C capital stock outstanding as of the Record Date.
Voting	There are four ways a stockholder of record can vote:
(1) By Internet: If you are a stockholder as of the Record Date, you may vote over the Internet by following the instructions provided in the Notice.
(2) By Telephone: If you are a stockholder as of the Record Date, you may vote by telephone by following the instructions in the Notice.
(3) By Mail: If you requested printed copies of proxy materials and are a stockholder as of the Record Date, you may vote by mailing your proxy as described in the proxy materials.
(4)
In Person: If you are a stockholder as of the Record Date, you may vote in person at the meeting. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting, revoking their earlier-submitted proxy in accordance with the process outlined below and voting in person.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern Time, on June 12, 2019. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.
If you hold your shares through a bank or broker, please follow their instructions.
Revoking Your Proxy
Stockholders of record may revoke their proxies by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is counted or by voting again using the telephone or Internet before the cutoff time (11:59 p.m., Eastern Time, on June 12, 2019). Your latest telephone or Internet proxy is the one that will be counted. If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.
Voting Rights
Holders of our Class A common stock are entitled to one vote per share of Class A common stock held on the Record Date in respect of any proposal presented at the Annual Meeting. Holders of our Class B common stock are entitled to ten votes per share of Class B common stock held on the Record Date in respect of any proposal presented at the Annual Meeting. Holders of our Class C capital stock have no voting rights except as prescribed by law or as provided in our restated certificate of incorporation.
Votes Required to Adopt Proposals
For Proposal One, the election of directors, the two nominees receiving the highest number of votes properly cast FOR election, or a "plurality" of the votes properly cast, will be elected as directors.
For Proposal Two, approval of the Reverse Stock Split Amendment, stockholders holding a majority of the voting power of our capital stock entitled to vote thereon must vote FOR the proposal.

For Proposal Three, a majority of the votes properly cast FOR the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Effect of Abstentions and Broker Non-Votes	Votes withheld from any nominee, abstentions and "broker nonvotes" (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting "withheld" have no effect on the election of directors.

If you ABSTAIN from voting on Proposal Two, your shares will not be voted FOR or AGAINST the proposal. Because Proposal Two requires an affirmative vote of the majority of the voting power of our outstanding capital stock, votes to ABSTAIN will effectively be counted as votes AGAINST the proposal.
Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Proposal Two, approval of the Reverse Stock Split Amendment, and Proposal Three, the ratification of the appointment of Ernst & Young LLP, are considered routine matters where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors unless you affirmatively provide the broker instructions on how to vote.

Voting Instructions	If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of the nominees for directors, FOR the approval of the Reverse Stock Split Amendment and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.
Voting Results
We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and final results in an amendment to the Form 8-K after they become available.
Additional Solicitation/Costs
We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

Householding	Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2018, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at Investor Relations at Blue Apron Holdings, Inc., 40 West 23rd Street, New York, NY 10010 or email us at investor.relations@blueapron.com or call us at (347) 719-4312. If you want to receive separate copies of the Notice, Proxy Statement or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or email or telephone number.

PROPOSAL ONE

ELECTION OF DIRECTORS

Number of Directors; Board Structure

        Our board of directors is divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the annual meeting of stockholders for a term of three years. The terms of our Class II directors expire at the Annual Meeting. The terms of our Class III directors will expire at the 2020 annual meeting. The terms of our Class I directors will expire at the 2021 annual meeting. Directors are elected to hold office for a three-year term or until the election and qualification of their successors in office, subject to their earlier death, resignation or removal.

Nominees

        Based on the recommendation of our nominating and corporate governance committee, our board of directors has nominated Julie M.B. Bradley and Brian P. Kelley for election as directors to hold office until our 2022 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. Each of the nominees is a current member of our board of directors and has consented to serve if elected.

        Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received "FOR" the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the members of our board of directors. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our board of directors. Our board of directors may fill such vacancy at a later date or reduce the size of our board of directors. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Recommendation of our Board of Directors

The board of directors recommends that you vote "FOR" the election of each of Julie M.B. Bradley and Brian P. Kelley as Class II directors.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

        The biographies of each of the director nominees and continuing directors below contain information regarding each such person's service as a director on our board of directors, business experience and other experiences, qualifications, attributes or skills that caused our board of directors and nominating and corporate governance committee to determine that the person should serve as a director of the company. In addition to the information presented below regarding each such person's specific experience, qualifications, attributes and skills that led our board of directors and nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors, including a commitment to understanding our business and industry. We also value our directors' experience in relevant areas of business management and on other boards of directors and board committees.

        Our corporate governance guidelines also dictate that a majority of our board of directors be comprised of independent directors whom our board of directors has determined have no material relationship with the company and are otherwise "independent" directors under the published listing rules of the New York Stock Exchange ("NYSE").

        Below is information, as of April 15, 2019, regarding our director nominees and directors whose terms are continuing after the Annual Meeting.

Name	Age	Blue Apron Director Since	Independent	Committee Membership
Directors for election at the 2019 Annual Meeting (Class II)
Julie M.B. Bradley	50	2015	Yes	Audit Committee (Chair) Compensation Committee
Brian P. Kelley	58	2017	Yes	Audit Committee Nominating and Corporate Governance Committee
Directors with terms expiring at the 2020 Annual Meeting (Class III)
Tracy Britt Cool	35	2017	Yes	Audit Committee Nominating and Corporate Governance Committee
Robert P. Goodman	58	2015	Yes	Compensation Committee (Chair)
Matthew B. Salzberg	35	2011	No	—
Nominees with terms expiring at the 2021 Annual Meeting (Class I)
Gary R. Hirshberg	64	2016	Yes	Compensation Committee Nominating and Corporate Governance Committee
Linda F. Kozlowski	45	2019	No	—

Nominees for Election for a Three-Year Term Ending at the 2022 Annual Meeting

        Julie M.B. Bradley has been a member of our board of directors since November 2015. From October 2011 to November 2015, she served as senior vice president, chief financial officer, chief accounting officer and treasurer of TripAdvisor, Inc., an online travel planning and booking site. Prior to joining TripAdvisor, from July 2005 to April 2011, Ms. Bradley served as senior vice president, chief financial officer, treasurer and secretary of Art Technology Group, Inc., a provider of e-commerce software solutions and services. Prior to joining Art Technology Group, Ms. Bradley was at Akamai Technologies, Inc., a global provider of cloud services for delivering, optimizing and securing content and business applications over the Internet, from April 2000 to June 2005, most recently serving as vice president of finance. Previously, Ms. Bradley was an accountant with Deloitte LLP. Ms. Bradley has served on the board of directors of Wayfair Inc. since September 2012 and served on the board of directors of Constant Contact, Inc. from June 2015 to February 2016 and on the board of directors of ExactTarget, Inc. from September 2012 to July 2013. Ms. Bradley holds a B.A. degree in economics from Wheaton College and is a certified public accountant. We believe that Ms. Bradley is qualified to serve on our board of directors due to her financial and accounting expertise and her experience in corporate development.

        Brian P. Kelley has been a member of our board of directors since April 2017. Mr. Kelley has been a partner at Lindsay Goldberg LLC, a private equity firm, since January 2017. From December 2012 to May 2016, he served as president and chief executive officer of Keurig Green Mountain, Inc., a beverage company which was acquired by JAB Holding Company in March 2016. From April 2007 to November 2012, Mr. Kelley was employed by The Coca-Cola Company, a consumer beverage company, serving as the president of still/non-carbonated beverages and supply chain from April 2007 to August 2012 and president, Coca-Cola Refreshments from August 2012 to November 2012. From July 2002 to April 2007, Mr. Kelley served as president and chief executive officer of Sirva, Inc., a relocation services company. Previously, Mr. Kelley held executive and other positions with Ford Motor Company, General Electric, and Procter & Gamble. Mr. Kelley has served as a member of the board of directors of Keurig Green Mountain since December 2012 and of AMAG Pharmaceuticals, Inc., a pharmaceutical company, from December 2016 to September 2017. Mr. Kelley holds a B.A. degree in economics from the College of the Holy Cross. We believe that Mr. Kelley is qualified to serve on our board of directors due to his experience in the consumer product industry and his experience on other public company boards of directors.

Directors Continuing in Office Until the 2020 Annual Meeting

        Tracy Britt Cool has been a member of our board of directors since January 2017. Since November 2014, Ms. Cool has served as chief executive officer of Pampered Chef, a provider of high-quality kitchenware solutions distributed through independent cooking consultants. Ms. Cool joined Berkshire Hathaway, Pampered Chef's parent company, in December 2009 as financial assistant to the chairman. Since June 2013, Ms. Cool has served as a director of The Kraft Heinz Company, one of the largest food and beverage companies in the world, and its predecessor H.J. Heinz Company. Ms. Cool also serves as chair of the following Berkshire Hathaway subsidiaries: Benjamin Moore & Co., a leading manufacturer and retailer of paints and architectural coatings (since June 2012); Larson-Juhl, a manufacturer and distributor of wood and metal framing products (since January 2012); and Oriental Trading Company, a direct merchant of party suppliers, arts and crafts, toys and novelties (since November 2012). From November 2012 to October 2014, Ms. Cool also served as chair of Johns Manville, a manufacturer of commercial and industrial roofing systems, fire-protection systems, thermal and acoustical insulation, glass textile wall coverings and flooring. Ms. Cool holds an A.B. degree in economics from Harvard College and an M.B.A. degree from Harvard Business School. We believe that Ms. Cool is qualified to serve on our board of directors due to her experience as chairman of several Berkshire Hathaway subsidiaries, as well as her insight into financial, investment and other complex subjects.

        Robert P. Goodman has been a member of our board of directors since November 2015 and is our lead independent director. Mr. Goodman is a partner at Bessemer Venture Partners, a venture capital firm, and is a managing member of Deer Management Co. LLC, the management company for Bessemer Venture Partners' investment funds, including Bessemer Venture Partners VIII L.P. and Bessemer Venture Partners VIII Institutional L.P. Prior to joining Bessemer in 1998, he founded and served as the chief executive officer of three privately held telecommunications companies. Mr. Goodman served on the board of directors of Millennial Media, Inc. from June 2009 to October 2015, on the board of directors of Broadsoft, Inc. from April 1999 to December 2012 and has also served on the board of directors of a number of private companies in the areas of software, mobile, and communications. Mr. Goodman holds a B.A. degree in Latin American studies from Brown University and an M.B.A. degree from Columbia University. We believe that Mr. Goodman is qualified to serve on our board of directors due to his experience in working with entrepreneurial companies, particularly technology companies, and his experience on boards of directors of both public and private companies.

        Matthew B. Salzberg, one of our founders, has served as a member of our board of directors since inception and as chairman of the board of directors since December 2018. Previously, he served as our executive chairman since November 2017. Prior to that, he served as our president and chief executive officer from inception until November 2017 and as chairman of the board of directors since June 2017. He also previously served as our treasurer from inception until January 2017. Before co-founding Blue Apron, Mr. Salzberg was employed as a senior associate by Bessemer Venture Partners, a venture capital firm, from June 2010 to January 2012, and as an analyst by The Blackstone Group, a private equity firm, from June 2005 to June 2008. Mr. Salzberg has served as a member of the board of directors of Embark Veterinary, Inc., a pet genetic testing company, since July 2015 and has also served on the board of directors of various other private companies. Mr. Salzberg holds an A.B. degree in economics from Harvard College and an M.B.A. degree from Harvard Business School. We believe that Mr. Salzberg is qualified to serve on our board of directors due to his extensive knowledge of our company and the industry in which we compete, and his vision and leadership as a co-founder and as our former president and chief executive officer.

Directors Continuing in Office Until the 2021 Annual Meeting

        Gary R. Hirshberg has been a member of our board of directors since October 2016. Mr. Hirshberg co-founded Stonyfield Farm, Inc., a producer of organic dairy-related products, in 1983, and served as the company's chief executive officer until January 2012. He currently serves as chairman of Stonyfield Farm, which is now majority-owned by Groupe Danone, a French food product company. Mr. Hirshberg has received numerous awards for corporate and environmental leadership, including twelve honorary degrees, and has served on a variety of nonprofit and corporate boards. Mr. Hirshberg holds a B.A. degree in environmental studies from Hampshire College. We believe that Mr. Hirshberg is qualified to serve on our board of directors due to his experience in founding and building an entrepreneurial company, his knowledge of the organic foods industry and sustainable business practices, and his service on the boards of directors of various private companies in the organic and food industries.

        Linda F. Kozlowski has been a member of our board of directors since April 2019. Ms. Kozlowski served as chief operating officer of Etsy, Inc., a global marketplace for unique and creative goods, from May 2016 to December 2018. From October 2012 to December 2015, Ms. Kozlowski served in multiple positions at Evernote Corporation, a mobile app for productivity, including as chief operating officer from May 2015 to December 2015, during which time she oversaw worldwide operations and led cross-functional teams in offices across seven countries. Ms. Kozlowski served as vice president of worldwide operations at Evernote from May 2014 to May 2015, as vice president of international marketing from April 2013 to May 2014, and as director of market development from October 2012 to April 2013. Prior to Evernote, Ms. Kozlowski was director of global marketing and customer experience at Alibaba.com from June 2011 to October 2012, and director of international corporate affairs from July 2009 to June 2011. Ms. Kozlowski currently serves as a member of the board of directors of Ralph Lauren Corporation. Ms. Kozlowski holds a B.A. in corporate communications and journalism from Elon University and an M.A. in journalism and public relations from the University of North Carolina at Chapel Hill. We believe Ms. Kozlowski is qualified to serve on our board of directors due to her experience and various senior management roles in multiple consumer technology organizations and because of her service as our president and chief executive officer.

Executive Officers

        In addition to Ms. Kozlowski, our president and chief executive officer, who also serves as a director, our executive officers as of April 15, 2019 are:

        Timothy S. Bensley, 59, has served as our chief financial officer and treasurer since May 2018. Previously, Mr. Bensley served as chief financial officer of Acosta, Inc., a sales and marketing company for consumer-packaged goods companies, from June 2015 to October 2017. From 1986 to April 2015, Mr. Bensley served in multiple positions at PepsiCo, Inc., a multinational food, snack and beverage company, including chief financial officer of Pepsi Cola North America from 2008 to 2010, chief financial officer of PepsiCo Americas Foods from 2010 to 2012 and senior vice president, global transformation from 2012 to April 2015. Mr. Bensley holds a B.S. degree in engineering from the United States Military Academy at West Point and an M.S. degree in project management from Boston University.

        Alan Blake, 57, has served as our chief operating officer since February 2019. Mr. Blake previously served as our chief supply chain officer since June 2018. Prior to that, Mr. Blake served as the chief supply chain officer at Revlon, Inc., a global cosmetics company, from April 2017 to June 2018. From October 2015 to April 2017, Mr. Blake served as executive vice president of global operations at Ventura Foods, LLC, a producer of a wide variety of ingredients for the food service and baking industries. From October 2010 to October 2015, he worked at Campbell Soup Company, a global food company, serving first as vice president of North American manufacturing before becoming vice president of the North American supply chain and United States retail business team. Mr. Blake also served as senior vice president of global production at Brown-Forman Corporation, a spirits and wine company, from 2006 to 2010. Mr. Blake holds a B.S. degree in industrial systems engineering from The Ohio State University and an M.B.A. degree in finance from Xavier University.

        Ilia M. Papas, 37, one of our founders, has served as our chief technology officer since February 2012. Before co-founding Blue Apron, Mr. Papas was employed as director, technical architect by Optaros, Inc., an information technology and services company, from September 2006 to February 2012, and as a software engineer by Molecular (now Isobar), a digital agency, from September 2004 to August 2006. Mr. Papas holds a B.A. degree in computer science from Tufts University.

Director Independence

        Under the rules of the NYSE, independent directors must comprise a majority of a listed company's board of directors within a specified period of the completion of its initial public offering. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an "independent director" if, in the opinion of that company's board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

        At least annually, our board of directors will evaluate all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director's ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our board of directors will make an annual determination of whether each director is independent within the meaning of the independence standards of the NYSE, the Securities and Exchange Commission ("SEC") and of our applicable board committees.

        Our board of directors has determined that each of Mses. Bradley and Cool and Messrs. Goodman, Hirshberg and Kelley is an "independent director" as defined under the rules of the NYSE. Our board of directors also has determined that Ms. Bradley, Ms. Cool and Mr. Kelley, who comprise our audit committee, Ms. Bradley, Mr. Goodman and Mr. Hirshberg, who comprise our compensation committee, and Ms. Cool, Mr. Hirshberg and Mr. Kelley, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the rules of the NYSE, as applicable. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.

Board Leadership Structure

        Our corporate governance guidelines provide that the roles of chairman of the board and chief executive officer may be separated or combined. Our board of directors has considered its leadership structure and determined that, at this time, the roles of chairman of the board of directors and chief executive officer should be separate. Separating the chairman and the chief executive officer positions allows our chief executive officer, Ms. Kozlowski, to focus on running the business, while allowing our chairman of the board of directors, Mr. Salzberg, to lead our board in its fundamental role of providing advice to and oversight of management. As our board of directors has determined that each of our directors, other than Ms. Kozlowski and Mr. Salzberg, is independent, our board of directors believes that the independent directors provide effective oversight of management. In addition, Mr. Goodman serves as our lead independent director. As lead independent director, Mr. Goodman presides over periodic meetings of our independent directors, serves as a liaison between our chairman and the independent directors, and performs such additional duties as our board of directors may otherwise determine and delegate. Our board of directors believes that its leadership structure is appropriate because it strikes an effective balance between strategic development and independent leadership and management oversight in the board process.

Code of Conduct and Ethics

        We have adopted a written code of conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code of conduct and ethics is posted under the heading "Corporate Governance—Governance Documents" on the Investor Relations section of our website, which is located at investors.blueapron.com. If we make any substantive amendments to, or grant any waivers from, the code of conduct and ethics we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K to the extent required by applicable law, the rules of the SEC or the rules of the NYSE.

Corporate Governance Guidelines

        Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. The guidelines provide, among other things, that:

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  our board of directors' principal responsibility is to oversee the management of the company;

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  a majority of the members of our board of directors must be independent directors;

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  the independent directors will meet in executive session at least semi-annually;

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  directors have full and free access to management and, as necessary, independent advisors;

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  new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

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  the nominating and corporate governance committee will conduct an annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively.

        A copy of the corporate governance guidelines is posted under the heading "Corporate Governance—Governance Documents" on the Investor Relations section of our website, which is located at investors.blueapron.com.

Board Meetings

        Our board of directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring its approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend meetings to report on and discuss their areas of responsibility. Our board of directors held five meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2018.

        During 2018, each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors upon which he or she served during the periods that he or she served. Our board of directors periodically holds executive sessions of the independent directors. Executive sessions do not include employee directors or directors who do not qualify as independent under NYSE and SEC rules.

Annual Meeting Attendance

        It is our policy that members of our board of directors are encouraged to attend annual meetings of our stockholders. During 2018, six of our directors attended our annual meeting of stockholders.

Committees

        Our amended and restated by-laws provide that our board of directors may delegate responsibility to committees. Our board of directors has three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Our board of directors has also adopted a written charter for each of the three standing committees. Each committee charter is available under the heading "Corporate Governance—Governance Documents" on the Investor Relations section of our website, which is located at investors.blueapron.com.

Audit Committee

        Our audit committee's responsibilities include:

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  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

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  overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

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  reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

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  coordinating our board of directors' oversight of our internal control over financial reporting, disclosure controls and procedures, and code of conduct and ethics;

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  discussing our risk management policies;

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  establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

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  meeting independently with our registered public accounting firm and management;

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  reviewing and approving or ratifying any related person transactions; and

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  preparing the audit committee report required by SEC rules.

        All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

        The members of our audit committee are Ms. Bradley (chair), Ms. Cool and Mr. Kelley. Our board of directors has determined that each member of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Our board of directors has designated Ms. Bradley as an "audit committee financial expert," as defined under the applicable rules of the SEC.

        Our audit committee held five meetings during the fiscal year ended December 31, 2018. Our audit committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading "Corporate Governance—Governance Documents" on the Investor Relations section of our website, which is located at investors.blueapron.com.

Compensation Committee

        Our compensation committee's responsibilities include:

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  annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

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  determining the compensation of our chief executive officer;

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  reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

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  overseeing an evaluation of our senior executives;

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  overseeing and administering our cash and equity incentive plans;

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  reviewing and making recommendations to our board of directors with respect to director compensation;

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  reviewing and discussing annually with management our "Compensation Discussion and Analysis" disclosure to the extent such disclosure is required by SEC rules; and

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  preparing annual compensation committee reports to the extent required by SEC rules.

        Typically, our compensation committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by our compensation committee, in consultation with our president and chief executive officer and our chief financial officer. Our compensation committee meets regularly in executive session. Our president and chief executive officer may not participate in, or be present during, any deliberations or determinations of our compensation committee regarding his compensation or individual performance objectives. Our compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that our compensation committee considers necessary or appropriate in the performance of its duties. Our compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and NYSE requirements that bear upon the adviser's independence; however, there is no requirement that any adviser be independent.

        The members of our compensation committee are Mr. Goodman (chair), Ms. Bradley and Mr. Hirshberg. Our compensation committee held five meetings during the fiscal year ended December 31, 2018. Our compensation committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading "Corporate Governance—Governance Documents" on the Investor Relations section of our website, which is located at investors.blueapron.com.

Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee's responsibilities include:

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  identifying individuals qualified to become members of our board of directors;

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  recommending to our board of directors the persons to be nominated for election as directors and to each of the board of directors' committees;

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  reviewing and making recommendations to the board of directors with respect to management succession planning;

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  developing and recommending to the board of directors corporate governance principles; and

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  overseeing an annual evaluation of the board of directors.

        The members of our nominating and corporate governance committee are Mr. Hirshberg (chair), Ms. Cool and Mr. Kelley. Our nominating and corporate governance committee held three meetings during the fiscal year ended December 31, 2018. Our nominating and corporate governance committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading "Corporate Governance—Governance Documents" on the Investor Relations section of our website, which is located at investors.blueapron.com.

Compensation Consultants

        Our compensation committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. Our compensation committee has engaged Compensia, Inc., a national management consulting firm ("Compensia"), as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry, to assist our compensation committee in developing an appropriate list of peer companies, and to advise on our executive compensation program generally. Our compensation committee also engaged Compensia for recommendations and review of non-employee director compensation in 2018 and 2019.

        Although our compensation committee considers the advice and recommendations of independent compensation consultants as to our executive compensation program, our compensation committee ultimately makes its own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

        Our compensation committee will review information regarding the independence and potential conflicts of interest of any compensation consultant it may engage, taking into account, among other things, the factors set forth in the NYSE listing rules. With respect to services provided in 2018, our compensation committee concluded that the engagement of Compensia did not raise any conflict of interest. Outside of services provided for the compensation committee, Compensia provided nominal additional services to us in 2018 related to benchmarking data with respect to certain executive and non-executive positions in an effort to ensure that our compensation was competitive so that we could attract, reward, motivate and retain our employees. The total amount paid to Compensia in connection with these additional engagements was less than $120,000 in 2018.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors or our compensation committee. None of the members of our compensation committee is an officer or employee of our company, nor have they ever been an officer or employee of our company.

Board Processes

Oversight of Risk

        Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board of directors and its committees is to oversee the risk management activities of our management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our nominating and corporate governance committee oversees risk management activities relating to the composition of our board of directors; and our compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning. Each committee reports to the full board of directors on a regular basis, including reports with respect to each committee's risk oversight activities as appropriate. In addition, because risk issues often overlap, committees from time to time request that the full board of directors discuss particular risks.

Director Nomination Process

        Our board of directors is responsible for selecting its own members. Our board of directors delegates the selection and nomination process to our nominating and corporate governance committee, with the expectation that other members of our board of directors, and of management, will be requested to take part in the process as appropriate.

        The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to members of our board of directors and others for recommendations, evaluation of the performance on our board of directors and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board of directors, interviews of selected candidates by members of our nominating and corporate governance committee and our board of directors.

        Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as our nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, our nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by our nominating and corporate governance committee.

        Our nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that our nominating and corporate governance committee deems to be appropriate in the evaluation process. Our nominating and corporate governance committee then discusses and evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, our nominating and corporate governance committee recommends candidates for our board of directors' approval as director nominees for election to our board of directors. In considering whether to recommend any particular candidate for inclusion in our board of directors' slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines described above under "Corporate Governance Guidelines." Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment and a commitment of service to the company, including a commitment to understand our business and industry. Our nominating and corporate governance committee considers the value of diversity when selecting nominees, and believes that our board of directors, taken as a whole, should embody a diverse set of skills, experiences and abilities. The nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

        All of the Class II director nominees are currently members of our board of directors. The biographies of such director nominees under the heading "Nominees for Election for a Three-Year Term Ending at the 2022 Annual Meeting" in this Proxy Statement indicate the experience, qualifications, attributes and skills of each of the director nominees that led our nominating and corporate governance committee and our board of directors to conclude he or she should continue to serve as a director of our company. Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of a director of our company, and that the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.

        Following the resignation of Kenneth A. Fox from our board of directors, effective as of February 28, 2019, the size of our board of directors was reduced from eight to seven members. Our nominating and corporate governance committee intends to seek to identify one or more additional persons who can complement the expertise and experience of our existing directors. After it identifies any such director candidates, our nominating and corporate governance committee would recommend such candidates to our board of directors for appointment to our board. The timing of such appointments, if any, cannot be determined at this time.

        Stockholders may recommend individuals for consideration by our nominating and corporate governance committee and board of directors as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of capital stock owned by such stockholder or group of stockholders, to our Secretary at Blue Apron Holdings, Inc., 40 West 23rd Street, New York, NY 10010. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated by-laws and must be received by us no later than the date referenced below under the heading "Procedures for Submitting Stockholder Proposals." Assuming that appropriate biographical and background material has been provided on a timely basis, our nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

        Stockholders also have the right under our amended and restated by-laws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth below under the heading "Procedures for Submitting Stockholder Proposals."

        In evaluating proposed director candidates, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria approved by our board of directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of our board of directors.

Stockholder Communications

        Stockholders or other interested parties may contact our board of directors or one or more of our directors with issues or questions about Blue Apron, by mailing correspondence to our General Counsel and Secretary at 40 West 23rd Street, New York, NY 10010. Our legal team will review incoming communications directed to our board of directors and, if appropriate, will forward such communications to the appropriate member(s) of the board of directors or, if none is specified, to the chairman of our board of directors. For example, we will generally not forward a communication that is primarily commercial in nature, is improper or irrelevant, or is a request for general information about Blue Apron.

Compensation Risk Assessment

        We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy that applies to our executive officers. In addition, we believe that the equity compensation component of our executive compensation program assists in protecting against excessive or unnecessary risk taking by providing our executives with a strong link to our long-term performance, creating an ownership culture and helping to align the interests of our executives and our stockholders. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO
EFFECT A REVERSE STOCK SPLIT

        We are seeking stockholder approval for an amendment to our restated certificate of incorporation to effect a reverse stock split (the "Reverse Stock Split") of our issued and outstanding Class A common stock and Class B common stock using a ratio of not less than 1-for-5 and not more than 1-for-15, with the split ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our board of directors. The split ratio will be the same for the Class A common stock and the Class B common stock. As further described below, if this proposal is approved, our board of directors may determine to effect the Reverse Stock Split at any time prior to the date of the company's 2020 annual meeting of stockholders.

        The form of the amendment to our restated certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Approval of the proposal would permit (but not require) our board of directors to effect the Reverse Stock Split using a split ratio of not less than 1-for-5 and not more than 1-for-15, with the exact split ratio to be set within this range as determined by our board of directors in its sole discretion, provided that the board of directors must determine to effect the Reverse Stock Split and such amendment must be filed with the Secretary of State of the State of Delaware no later than the date of the company's 2020 annual meeting of stockholders. If our board of directors determines to implement the Reverse Stock Split, the exact split ratio of the Reverse Stock Split will be determined by the board of directors prior to the effective time of the Reverse Stock Split and will be publicly announced prior to such effective time. We believe that enabling our board of directors to set the split ratio of the Reverse Stock Split within the specified range and within the specified time period will provide us with the flexibility to implement the Reverse Stock Split in a manner and at a time designed to maximize the anticipated benefits for our stockholders. In determining a split ratio for the Reverse Stock Split, if any, following the receipt of stockholder approval, our board of directors may consider, among other things, factors such as:

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  the historical trading prices and trading volume of our Class A common stock;

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  the number of shares of Class A common stock outstanding prior to and after the Reverse Stock Split;

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  the then-prevailing trading price and trading volume of our Class A common stock and the anticipated impact of the Reverse Stock Split (including the reduction in the number of outstanding shares) on the trading price and trading volume of our Class A common stock;

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  the initial or continuing listing requirements of various stock exchanges, including the NYSE; and

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  prevailing general market and economic conditions.

        Our board of directors reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our company and our stockholders.

        Depending on the split ratio for the Reverse Stock Split determined by our board of directors, no fewer than every five and no more than every fifteen shares of issued and outstanding Class A common stock will be combined into one share of Class A common stock, and no fewer than every five and no more than every fifteen shares of issued and outstanding Class B common stock will be combined into one share of Class B common stock. The amendment to our restated certificate of incorporation to effect the Reverse Stock Split will not change the number of authorized shares of Class A common stock, Class B common stock, Class C capital stock or preferred stock, or the par value of the Class A common stock, Class B common stock, Class C capital stock or preferred stock. We currently have no outstanding shares of Class C capital stock or preferred stock.

Background and Reasons for the Reverse Stock Split

        The primary purpose for effecting the Reverse Stock Split, should our board of directors choose to effect it, would be to increase the per share price of our Class A common stock.

        In determining to seek authorization for the Reverse Stock Split, our board of directors considered that the implementation of a reverse stock split is likely to increase the trading price of our Class A common stock as a result of the reduction in the number of shares outstanding. Our board of directors believes that the increased market price of our Class A common stock expected as a result of implementing the Reverse Stock Split may improve marketability and liquidity of our Class A common stock and may encourage interest and trading in our Class A common stock.

        For example, some investors may prefer to invest in stocks that trade at a per share price range more typical of companies listed on the NYSE, and certain institutional investors may be prohibited in their investment charters from purchasing stocks that trade below certain minimum price levels. In addition, brokerage firms may be reluctant to recommend lower-priced stocks to their clients. Further, brokerage commissions paid by investors, as a percentage of a total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stocks. Authorizing our board of directors to effect the Reverse Stock Split, and thereby increase the trading price of our Class A common stock, may help reduce these concerns.

        In addition, the listing requirements of the NYSE require that, among other things, the average closing price of our Class A common stock may not be less than $1.00 over a consecutive 30-trading day period. We have remained in compliance with this NYSE listing requirement since our initial public offering and continue to be compliant as of April [29], 2019. However, if we were to fail to comply with this listing requirement, it would result in our Class A common stock being delisted from the NYSE if we are not able to resume compliance with the NYSE's listing requirements within the applicable cure period. Our failure to remain in compliance with the NYSE's listing requirements, and any subsequent failure to resume compliance with the NYSE's listing requirements within the applicable cure period, could negatively impact our company and holders of our Class A common stock.

        Our board of directors believes it is in the best interests of our company and our stockholders to proactively authorize the board of directors to effect the Reverse Stock Split in order to increase the per share trading price of our Class A common stock. This authorization would permit us to effect the Reverse Stock Split if our board of directors determines that it will improve our ability to continue complying with the NYSE listing requirements or if implementing the Reverse Stock Split becomes necessary to resume compliance with the NYSE's listing requirements within the applicable cure period and maintain our listing on the NYSE.

Certain Risks Associated with the Reverse Stock Split

        Reducing the number of outstanding shares of our Class A common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our Class A common stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the trading price of our Class A common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the trading price of our Class A common stock will increase following the Reverse Stock Split, that the trading price of our Class A common stock will not decrease in the future or that we will remain in or be able to resume compliance with the NYSE listing requirements. Additionally, we cannot assure you that the trading price per share of our Class A common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Class A common stock and Class B common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Class A common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, including for reasons unrelated to the Reverse Stock Split.

        The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it may result in some stockholders owning "odd lots" of less than 100 shares of Class A common stock or Class B common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in "round lots" of even multiples of 100 shares. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

Reservation of Right to Abandon the Amendment to our Restated Certificate of Incorporation and the Reverse Stock Split

        Our board of directors reserves the right to abandon the amendment to our restated certificate of incorporation described in this Proposal Two without further action by our stockholders at any time before the effective time of the Reverse Stock Split, even if stockholders approve such amendment at the Annual Meeting, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interest of our company and our stockholders. By voting in favor of the amendment to our restated certificate of incorporation, stockholders are also expressly authorizing the board of directors to determine not to proceed with, and abandon, a reverse stock split if it should so decide.

Procedure for Implementing the Reverse Stock Split

        If our board of directors elects to implement the Reverse Stock Split, the Reverse Stock Split will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our restated certificate of incorporation, in the form attached as Appendix A. The exact timing of the filing of the certificate of amendment and the effectiveness of the Reverse Stock Split will be determined by our board of directors, in its sole discretion, provided that in no event shall the filing of the certificate of amendment effecting the Reverse Stock Split occur after the date of the company's 2020 annual meeting of stockholders. In addition, our board of directors reserves the right, notwithstanding stockholder approval of this Proposal Two and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing or effectiveness of a certificate of amendment to our restated certificate of incorporation to effect the Reverse Stock Split, our board of directors, in its sole discretion, determines that it is no longer in the best interests of our company and our stockholders to proceed with the Reverse Stock Split. If we do not file a certificate of amendment effecting the Reverse Stock Split with the Secretary of State of the State of Delaware on or before the date of the company's 2020 annual meeting of stockholders, our board of directors will be deemed to have abandoned the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Class A Common Stock and Class B Common Stock

        If our board of directors elects to implement the Reverse Stock Split, the split ratio will be the same for the Class A common stock and the Class B common stock. Depending on the split ratio for the Reverse Stock Split determined by our board of directors, a minimum of every five and a maximum of every fifteen shares of issued and outstanding Class A common stock will be combined into one new share of Class A common stock, and a minimum of every five and a maximum of every fifteen shares of issued and outstanding Class B common stock will be combined into one new share of Class B common stock. Based on the [    •    ] shares of Class A common stock and [    •    ] shares of Class B common stock issued and outstanding as of the Record Date, immediately following the Reverse Stock Split we would have approximately [    •    ] shares of Class A common stock and [    •    ] shares of Class B common stock issued and outstanding if the split ratio for the Reverse Stock Split is 1-for-5, and [    •    ] shares of Class A common stock and [    •    ] shares of Class B common stock issued and outstanding if the split ratio for the Reverse Stock Split is 1-for-15. Any other split ratio selected within such range would result in a number of shares of Class A common stock and Class B common stock issued and outstanding of between [    •    ] and [    •    ] shares of Class A common stock and [    •    ] and [    •    ] shares of Class B common stock.

        The actual number of shares issued and outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the split ratio for the Reverse Stock Split that is ultimately determined by our board of directors.

        The Reverse Stock Split will affect all holders of our Class A common stock and Class B common stock uniformly and will not affect any stockholder's percentage ownership interest in our company, except that, as described below under "—Fractional Shares," record holders of Class A common stock and Class B common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share. In addition, the Reverse Stock Split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares). The Reverse Stock Split will also not affect the conversion provisions of the Class B common stock, which will remain convertible into Class A common stock on a share-for-share basis in accordance with our restated certificate of incorporation.

        After the effective time of the Reverse Stock Split, our Class A common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Authorized Shares of Class A Common Stock and Class B Common Stock

        If our board of directors elects to implement the Reverse Stock Split, the Reverse Stock Split will not change the number of authorized shares of our Class A common stock and Class B common stock under our restated certificate of incorporation. Because the number of shares of issued and outstanding Class A common stock and Class B common stock will decrease as a result of the Reverse Stock Split, the number of shares of Class A common stock and Class B common stock available for issuance will increase if this Proposal Two is approved by our stockholders and if our board of directors implements the Reverse Stock Split. Currently, we are authorized to issue up to a total of 2,185,000,000 shares of capital stock, consisting of 1,500,000,000 shares of Class A common stock, 175,000,000 shares of Class B common stock, 500,000,000 shares of Class C capital stock and 10,000,000 shares of preferred stock. Except for the shares issuable upon the exercise or vesting of outstanding options and restricted stock units, we do not currently have any plans, proposals or arrangement to issue any of our authorized but unissued shares of Class A common stock or Class B common stock.

        By increasing the number of authorized but unissued shares of Class A common stock and Class B common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the board of directors. For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of our company or our stockholders. The Reverse Stock Split, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting our current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our company's business. However, the board of directors is not aware of any attempt to take control of our company and the board of directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Class A Common Stock and Class B Common Stock (i.e., stockholders who hold in street name)

        If our board of directors elects to implement the Reverse Stock Split, then, for purposes of implementing the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Class A common stock and Class B common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Class A common stock and Class B common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered "Book-Entry" Holders of Class A Common Stock and Class B Common Stock (i.e., stockholders that are registered on our transfer agent's books and records but do not hold stock certificates)

        Certain of our registered holders of Class A common stock and Class B common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Class A common stock and Class B common stock. They are, however, provided with a periodic statement reflecting the number of shares registered in their accounts.

        Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take further action to receive whole shares of post-Reverse Stock Split Class A common stock and Class B common stock, because the exchange will be automatic.

Exchange of Stock Certificates

        If the Reverse Stock Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical stock certificates) will be requested to exchange their old stock certificate(s) ("Old Certificate(s)") for shares held in book-entry form through the Depository Trust Company's Direct Registration System representing the appropriate number of whole shares of our Class A common stock or Class B common stock, as applicable, resulting from the Reverse Stock Split. Stockholders of record upon the effective time of the Reverse Stock Split will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) at the appropriate time by our transfer agent, Computershare. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for new shares held in book-entry form. Your Old Certificate(s) representing pre-split shares cannot be used for either transfers or deliveries. Accordingly, you must exchange your Old Certificate(s) in order to effect transfers or deliveries of your shares.

        YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY IF WE EFFECT A REVERSE STOCK SPLIT AND YOU RECEIVE A LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

        As soon as practicable after the surrender to our transfer agent of any Old Certificate(s), together with a properly completed and duly executed transmittal letter and any other documents our transfer agent may specify, our transfer agent will have its records adjusted to reflect that the shares represented by such Old Certificate(s) are held in book-entry form in the name of such person.

        Until surrendered as contemplated herein, a stockholder's Old Certificate(s) shall be deemed at and after the effective time of the Reverse Stock Split to represent the number of whole shares of our Class A common stock or Class B common stock, as applicable, resulting from the Reverse Stock Split.

        Any stockholder whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to new shares in book-entry form only after complying with the requirements that we and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

        No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Certificate, except that if any book-entry shares are to be issued in a name other than that in which the Old Certificate(s) are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

        Any stockholder who wants to continue holding certificated shares may request new certificate(s) from our transfer agent.

Fractional Shares

        If our board of directors elects to implement the Reverse Stock Split, fractional shares will not be issued. Stockholders of record and stockholders who hold their shares through a bank, broker, custodian or other nominee who would otherwise hold fractional shares of our Class A common stock or Class B common stock as a result of the Reverse Stock Split will be entitled to receive cash (without interest and subject to applicable withholding taxes) in lieu of such fractional shares. Each such stockholder will be entitled to receive an amount in cash equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price per share of the Class A Common Stock on the New York Stock Exchange at the close of business on the trading day preceding the date of the effective time of the Reverse Stock Split.

        Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests resulting from the Reverse Stock Split that are not timely claimed after the effective time of the Reverse Stock Split in accordance with applicable law may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect of the Reverse Stock Split on Employee Plans, Options and Restricted Stock Units

        Pursuant to our 2012 Equity Incentive Plan and our 2017 Equity Incentive Plan, in connection with any Reverse Stock Split, our board of directors will reduce the number of shares of Class A common stock and Class B common stock reserved for issuance under such plans in proportion to the ratio of the Reverse Stock Split. In addition, pursuant to the various instruments governing our then outstanding stock options and restricted stock units, in connection with any Reverse Stock Split, our board of directors will reduce the number of shares of Class A common stock and Class B common stock issuable upon the exercise or vesting of such stock options and restricted stock units in proportion to the split ratio of the Reverse Stock Split and proportionately increase the exercise price of our outstanding stock options. In connection with such proportionate adjustments, the number of shares of Class A common stock and Class B common stock issuable upon exercise or vesting of outstanding stock options and restricted stock units will be rounded down to the nearest whole share, the exercise prices of stock options will be rounded up to the nearest cent and no cash payment will be made in respect of such rounding.

No Appraisal Rights

        Stockholders do not have appraisal rights under the Delaware General Corporation Law or under our restated certificate of incorporation in connection with the Reverse Stock Split.

Accounting Matters

        The amendment to our restated certificate of incorporation will not affect the par value of our Class A common stock or Class B common stock per share, which will remain $0.0001 par value per share. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to Class A common stock and Class B common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Class A common stock and Class B common stock outstanding.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

        The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders of our Class A common stock and Class B common stock. This discussion is based on the Internal Revenue Code of 1986, as amended, (the "Code"), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the "IRS"), in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

        For purposes of this discussion, a "U.S. Holder" is a beneficial owner of our Class A common stock or Class B common stock that, for U.S. federal income tax purposes, is:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

  •
  a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more "United States persons" (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person.

        This discussion is limited to U.S. Holders who hold our Class A common stock or Class B common stock as a "capital asset" within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:

  •
  Financial institutions;

  •
  Insurance companies;

  •
  Real estate investment trusts;

  •
  Regulated investment companies;

  •
  Grantor trusts;

  •
  Tax-exempt organizations;

  •
  Dealers or traders in securities or currencies;

  •
  U.S. Holders who hold Class A common stock or Class B common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes; or

  •
  U.S. Holders who have a functional currency other than the U.S. dollar.

        If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Class A common stock or Class B common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Class A common stock or Class B common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

        In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split.

        STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

        The proposed Reverse Stock Split is intended to be treated as a "recapitalization" for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our Class A common stock or Class B common stock, as discussed below. A U.S. Holder's aggregate adjusted tax basis in the shares of our Class A common stock or Class B common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Class A common stock or Class B common stock surrendered (reduced by the amount of such basis that is allocated to any fractional share of our Class A common stock or Class B common stock). The U.S. Holder's holding period in the shares of our Class A common stock or Class B common stock received should include the holding period in the shares of our Class A common stock or Class B common stock surrendered. U.S. Holders who hold both shares of our Class A common stock and shares of our Class B common stock and U.S. Holders of shares of our Class A common stock or Class B common stock who acquired such shares on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

        A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our Class A common stock or Class B common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder's aggregate adjusted tax basis in the shares of our Class A common stock or Class B common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. No gain or loss will be recognized by us as a result of the proposed Reverse Stock Split.

        Payments of cash made in lieu of a fractional share of our Class A common stock or Class B common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our Class A common stock and Class B common stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures.

        Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our Class A common stock and Class B common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

Recommendation of our Board of Directors

The board of directors recommends that you vote "FOR" the amendment to our restated certificate of incorporation to approve the Reverse Stock Split.

PROPOSAL THREE
RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We have appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2019, and we are asking you and other stockholders to ratify this appointment. Ernst & Young LLP has served as our independent registered public accounting firm since 2015.

        Our audit committee annually reviews the independent registered public accounting firm's independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm's performance. As a matter of good corporate governance, our board of directors determined to submit to stockholders for ratification the appointment of Ernst & Young LLP. A majority of the votes properly cast is required in order to ratify the appointment of Ernst & Young LLP. In the event that a majority of the votes properly cast do not ratify this appointment of Ernst & Young LLP, we will review our future appointment of Ernst & Young LLP.

        Our audit committee's charter, which was adopted in connection with our initial public offering, or IPO, in June 2017, contains a formal policy concerning approval of audit, audit-related and non-audit services to be provided to the company by its independent registered public accounting firm. The policy requires that all services to be provided by our independent registered public accounting firm including audit and audit-related services and permitted non-audit services, must be preapproved by our audit committee, provided that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. Our board of directors or our audit committee approved all audit, audit-related and non-audit services provided by Ernst & Young LLP during fiscal years 2018 and 2017. We expect that a representative of Ernst & Young LLP will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Principal Accounting Fees and Services

        The following table sets forth the aggregate professional fees billed or to be billed by Ernst & Young LLP for audit, audit-related, tax and other services rendered for 2018 and 2017 (in thousands).

Fee Category	2018	2017
Audit Fees	$1,250	$1,132
Audit-Related Fees	$—	$1,629
Tax Fees	$—	$—
All Other Fees	$4	$2

Total Fees	$1,254	$2,763

        Audit Fees.    Represents fees for professional services provided in connection with the audit of our annual consolidated financial statements and the reviews of our quarterly consolidated financial statements.

        Audit-Related Fees.    Represents fees for services provided in connection with the submission of our Registration Statement on Form S-1 in connection with our IPO.

        All Other Fees.    Represents fees for services other than the services reported in Audit Fees, Audit-Related Fees and Tax Fees.

Recommendation of our Board of Directors

The board of directors recommends that you vote "FOR" the ratification and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Report of the Audit Committee of our Board of Directors

        The information contained in this audit committee report shall not be deemed to be (1) "soliciting material," (2) "filed" with the SEC under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Blue Apron specifically incorporates this report or a portion of it by reference.

        Our audit committee's general role is to assist our board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

        Our audit committee has reviewed the company's consolidated financial statements for 2018 and met with management, as well as with representatives of Ernst & Young LLP, the company's independent registered public accounting firm, to discuss the consolidated financial statements. Our audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board.

        In addition, our audit committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with our audit committee concerning independence, and discussed with members of Ernst & Young LLP its independence.

        Based on the foregoing communications, its review of the financial statements and other matters it deemed relevant, our audit committee recommended to our board of directors that the company's audited consolidated financial statements for 2018 be included in the company's Annual Report on Form 10-K for 2018.

        Respectfully submitted by the members of the audit committee of the board of directors:

        Julie M.B. Bradley (Chair)

        Tracy Britt Cool

 SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table sets forth certain information known to us regarding the beneficial ownership of our capital stock as of March 31, 2019, for:

  •
  each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock or Class B common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        Applicable percentage ownership is based on 95,521,128 shares of Class A common stock and 99,560,837 shares of Class B common stock outstanding at March 31, 2019. The number of shares beneficially owned by each stockholder is determined under rules of the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A common stock and Class B common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days after March 31, 2019 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. At March 31, 2019, there were no outstanding shares of Class C capital stock.

        Unless otherwise indicated, the address of all listed stockholders is c/o Blue Apron Holdings, Inc., 40 West 23rd Street, New York, New York 10010. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted

otherwise, subject to community property laws where applicable. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Shares Beneficially Owned
	Class A		Class B
					% of Total Voting Power
Name	Number	%	Number	%
5% Stockholders
Entities affiliated with Bessemer Venture Partners(1)	—	—	21,287,771	21.4%	19.5%
SG Growth Partners II, LP(2)	—	—	9,937,081	10.0%	9.1%
Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement(3)	—	—	19,744,091	19.8%	18.1%
River and Mercantile Asset Management LLP(4)	5,205,981	5.5%	—	—	*
Named Executive Officers and Directors
Bradley J. Dickerson(5)	276,903	*	1,650,519	1.6%	1.5%
Timothy S. Bensley(6)	121,236	*	—	—	*
Timothy J. Smith(7)	106,642	*	87,500	*	*
Julie M.B. Bradley(8)	23,234	*	60,000	*	*
Tracy Britt Cool(9)	23,234	*	29,166	*	*
Robert P. Goodman(10)	23,234	*	21,287,771	21.4%	19.5%
Gary R. Hirshberg(11)	23,234	*	32,291	*	*
Brian P. Kelley(12)	23,234	*	26,041	*	*
Matthew B. Salzberg(13)	53,389	*	47,443,699	47.6%	43.5%
All executive officers and directors as a group (10 persons)(14)	412,721	*	79,247,323	79.6%	72.7%

*
Less than 1%.

(1)
Consists of (i) 11,623,165 shares of Class B common stock held by Bessemer Venture Partners VIII Institutional L.P., and (ii) 9,664,606 shares of Class B common stock held by Bessemer Venture Partners VIII L.P. (collectively, the "BVP Entities"). Each of Deer VIII & Co. L.P. ("Deer VIII L.P."), the general partner of the BVP Entities, and Deer VIII & Co. Ltd. ("Deer VIII Ltd."), the general partner of Deer VIII L.P., has voting and dispositive power over the shares held by the BVP Entities. J. Edmund Colloton, David J. Cowan, Byron B. Deeter, Robert P. Goodman, Jeremy S. Levine and Robert M. Stavis are the directors of Deer VIII Ltd. Investment and voting decisions with respect to the shares held by the BVP Entities are made by the directors of Deer VIII Ltd. acting as an investment committee. The address of each of the BVP Entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, New York 10538.

(2)
The information shown is based upon disclosures filed on a Schedule 13G/A with the SEC on February 13, 2019 by SG Growth Partners II, LP. Consists of 9,937,081 shares of Class B common stock. SGGP II, LLC, the general partner of SG Growth Partners II LP, has sole voting and dispositive power over such shares and voting decisions with respect to such shares are made by Kenneth A. Fox and Daniel C. Marriott as the investment committee of SGGP II, LLC. The address of SG Growth Partners, II LP is 402 West 13th Street, 5th Floor, New York, New York 10014.

(3)
Consists of 19,744,091 shares of Class B common stock held by Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement, for which Matthew B. Salzberg and his father serve as co-trustees.

(4)
The information shown is based upon disclosures filed on a Schedule 13G with the SEC on February 15, 2019 based on holdings as of February 12, 2019 by River and Mercantile Asset Management LLP. The address of River and Mercantile Asset Management LLP is 30 Coleman Street, London EC2R 5AL, United Kingdom.

(5)
Consists of (i) 261,032 shares of Class A common stock held by Mr. Dickerson, (ii) 15,871 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2019, and (iii) 1,650,519 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2019.

(6)
Consists of 121,236 shares of Class A common stock issuable to Mr. Bensley pursuant to restricted stock units vesting within 60 days of March 31, 2019.

(7)
The information shown is based upon disclosures filed on a Form 4 with the SEC on November 27, 2018. Consists of (i) 106,642 shares of Class A common stock held by Mr. Smith and (ii) 87,500 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2019.

(8)
Consists of (i) 23,234 shares of Class A common stock held by Ms. Bradley, (ii) 35,000 shares of Class B common stock held by Ms. Bradley and (iii) 25,000 shares of Class B common stock held by the Julie M.B. Bradley 2017 Irrevocable Trust, of which 10,000 shares of Class B common stock are subject to vesting and forfeiture as of March 31, 2019.

(9)
Consists of (i) 23,234 shares of Class A common stock held by Ms. Cool and (ii) 29,166 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2019.

(10)
Consists of (i) 23,234 shares of Class A common stock held by Mr. Goodman and (ii) shares held by the BVP Entities identified in footnote 1. Robert P. Goodman, one of our directors, J. Edmund Colloton, David J. Cowan, Byron B. Deeter, Jeremy S. Levine and Robert M. Stavis are the directors of Deer VIII Ltd. and hold the voting and dispositive power for the BVP Entities. Investment and voting decisions with respect to the shares held by the BVP Entities are made by the directors of Deer VIII Ltd. acting as an investment committee.

(11)
Consists of (i) 23,234 shares of Class A common stock held by Mr. Hirshberg and (ii) 32,291 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2019.

(12)
Consists of (i) 23,234 shares of Class A common stock held by Mr. Kelley and (ii) 26,041 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2019.

(13)
Consists of (i) 53,389 shares of Class A common stock held by Mr. Salzberg, (ii) 19,727,421 shares of Class B common stock held by Mr. Salzberg, (iii) 19,744,091 shares of Class B common stock held by Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement, for which Mr. Salzberg and his father serve as co-trustees, (iv) 2,713,592 shares of Class B common stock held by MS 2018 Trust I, for which Mr. Salzberg and his father serve as co-trustees, (v) 2,713,592 shares of Class B common stock held by MS 2018 Trust II, for which Mr. Salzberg and his father serve as co-trustees, (vi) 2,500,000 shares of Class B common stock held by The Matthew Salzberg Family 2014 Trust, for which Mr. Salzberg serves as a trustee, (vii) 18,759 shares of Class B common stock held by Aspiration Growth Opportunities II GP, LLC, with respect to which Mr. Salzberg has shared investment and voting power and (viii) 26,244 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2019.

(14)
Consists of (i) 252,475 shares of Class A common stock, (ii) 160,246 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2019, (iii) 79,113,269 shares of Class B common stock, of which 10,000 shares are subject to vesting and forfeiture, and (iv) 134,054 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2018 all required reports were filed on a timely basis under Section 16(a), except that: First Round Capital IV, L.P. and First Round Capital IV Partners Fund, L.P. filed a Form 4 on May 11, 2018 reporting pro rata, in-kind distributions on May 8, 2018 of 2,730,392 and 47,689 shares of Class A common stock, respectively; Julie M.B. Bradley, Tracy Britt Cool, Kenneth A. Fox, Robert P. Goodman, Gary R. Hirshberg and Brian P. Kelley filed Form 4s on July 9, 2018 reporting the grant on June 14, 2018 of 39,185 restricted stock units representing a contingent right to receive Class A common stock on a one-for-one basis upon the earlier of June 14, 2019 and the date of the company's 2019 annual meeting of stockholders; Ilia Papas filed a Form 4 on October 9, 2018 that incorrectly reported the number of shares of Class B common stock that Mr. Papas converted into Class A common stock and sold on October 8, 2018 as 133,134 shares when the correct number was 133,334 shares; and Matthew Salzberg filed a Form 4 on December 7, 2018 reporting vesting on December 4, 2018 of 33,245 restricted stock units that converted into Class A common stock on a one-for-one basis.

EXECUTIVE COMPENSATION

Executive Compensation Overview

        This section describes the material elements of compensation awarded to, earned by or paid to our chief executive officer and our two most highly compensated executive officers (other than our chief executive officer). We refer to this group of executive officers as our "named executive officers." For 2018, our named executive officers were:

  •
  Bradley J. Dickerson, former president and chief executive officer (resigned effective as of April 8, 2019) and former chief financial officer and treasurer (resigned effective as of May 21, 2018);

  •
  Timothy S. Bensley, chief financial officer and treasurer (hired effective as of May 21, 2018); and

  •
  Timothy J. Smith, former senior vice president and general manager, consumer products (resigned effective as of December 31, 2018).

        This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and is intended to place in perspective the data presented in the tables and narrative discussions that follow. In 2018, we engaged the services of Compensia, a national management consulting firm, to review our compensation plans and procedures and to provide additional information about comparative compensation offered by peer companies, market survey information and information about trends in executive compensation. At a minimum, we expect to review executive compensation annually with input from a compensation consultant. As part of this review process, we expect our board of directors and our compensation committee to apply our values and philosophy, while considering the compensation levels needed to ensure our executive compensation program remains competitive. We will also review whether we are meeting our retention objectives.

Summary Compensation Table

        The following table presents information regarding the total compensation awarded to, earned by, or paid to each of our named executive officers during the years indicated.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)(3)		All other compensation ($)		Total ($)
Bradley J. Dickerson	2018	386,813	(4)	—	787,205	46,978	(5)	—		1,220,996
Former President and Chief Executive Officer and Former Chief Financial Officer and Treasurer	2017	300,000		100,500	2,210,000	—		—		2,610,500
Timothy S. Bensley(6)	2018	246,154	(7)	187,500	1,003,160	60,847	(8)	—		1,497,661
Chief Financial Officer and Treasurer
Timothy J. Smith(9)(10)	2018	365,110	(11)	—	656,003	39,149	(12)	187,500	(13)	1,247,762
Former Senior Vice President and General Manager, Consumer Products

(1)
Represents discretionary cash bonuses for the applicable year, paid in the subsequent year. For Mr. Bensley, the 2018 bonus amount consists of a discretionary bonus based on the approximate prorated amount of Mr. Bensley's annual performance-based target cash bonus.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units ("RSUs") granted to the named executive officers during the applicable year, as computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation-Stock Compensation. The

  assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Significant Estimates—Share-Based Payments" of our Annual Report on Form 10-K for the year ended December 31, 2018.

(3)
The amounts reported in this column represent the aggregate grant date fair value of the option awards granted to the named executive officers during the applicable year, as computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation-Stock Compensation, which computations are further described in the footnotes to this Summary Compensation Table. The assumptions used in calculating the grant date fair value of the option awards reported in this column are set forth in "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Significant Estimates—Share-Based Payments" of our Annual Report on Form 10-K for the year ended December 31, 2018.

(4)
Mr. Dickerson's annual base salary increased from $300,000 to $400,000 effective as of February 18, 2018.

(5)
On February 25, 2018, Mr. Dickerson was granted options to purchase 253,937 shares of Class A common stock at an exercise price of $3.10 per share, which options are subject to vesting upon the achievement of specific performance conditions that are tied to the achievement of certain financial targets through December 31, 2019 and based on market conditions that are tied to the achievement of certain stock price targets through June 30, 2020. The amount reported for Mr. Dickerson in the Option Awards column reflects the grant date fair value of the stock option award that is subject to vesting upon the achievement of the market conditions. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions included in the Option Awards column is $0 because we determined based on applicable accounting guidance that satisfaction of the performance conditions was not probable. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions, assuming all performance conditions are satisfied, would be $201,879. The stock options were forfeited upon Mr. Dickerson's cessation of employment with the company effective April 8, 2019.

(6)
Mr. Bensley was not a named executive officer for 2017. Therefore, the Summary Compensation Table includes compensation information for 2018 only.

(7)
Represents salary earned by Mr. Bensley for the portion of 2018 during which he was employed by us. Mr. Bensley was hired effective May 21, 2018 and was paid a pro rata portion of an annual base salary of $400,000.

(8)
On May 25, 2018, Mr. Bensley was granted options to purchase 328,905 shares of Class A common stock at an exercise price of $3.05 per share, which options are subject to vesting upon the achievement of specific performance conditions that are tied to the achievement of certain financial targets through December 31, 2019 and based on market conditions that are tied to the achievement of certain stock price targets through June 30, 2020. The amount reported for Mr. Bensley in the Option Awards column reflects the grant date fair value of the stock option award that is subject to vesting upon the achievement of the market conditions. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions included in the Option Awards column is $0 because we determined based on applicable accounting guidance that satisfaction of the performance conditions was not probable. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions, assuming all performance conditions are satisfied, would be $261,480. The amounts reported in the Summary Compensation Table for these awards may not represent the amounts that Mr. Bensley will realize from the awards. Whether, and to what extent, Mr. Bensley realizes value will depend on our actual operating performance and stock price fluctuations, in each case determined in accordance with the terms of the stock award, and Mr. Bensley's continued employment.

(9)
Mr. Smith was not a named executive officer for 2017. Therefore, the Summary Compensation Table includes compensation information for 2018 only.

(10)
Mr. Smith's employment with us ended effective December 31, 2018.

(11)
Mr. Smith's annual base salary increased from $300,000 to $375,000 effective as of February 18, 2018.

(12)
On February 25, 2018, Mr. Smith was granted options to purchase 211,614 shares of Class A common stock at an exercise price of $3.10 per share, which options are subject to vesting upon the achievement of specific performance conditions that are tied to the achievement of certain financial targets through December 31, 2019 and based on market conditions that are tied to the achievement of certain stock price targets through June 30, 2020. The amount reported for Mr. Smith in the Option Awards column reflects the grant date fair value of the stock option award that is subject to vesting upon the achievement of the market conditions. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions included in the Option Awards column is $0 because we determined based on applicable accounting guidance that satisfaction of the performance conditions was not probable. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions, assuming all performance conditions are satisfied, would be $168,232. The stock options were forfeited upon Mr. Smith's cessation of employment with the company effective December 31, 2018.

(13)
Consists of $187,500 in the form of the continued payment of Mr. Smith's base salary amount for a period of six months, to which Mr. Smith was entitled pursuant to a letter agreement and general release entered into on December 31, 2018.

Narrative to Summary Compensation Table

        We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.

        Our chief executive officer typically proposes base salary, target bonuses, and equity incentive compensation for members of our executive team (excluding himself or herself, as applicable) to the compensation committee. The chief executive officer's proposals are based on the company's pay philosophy and methodology and in-line with executive compensation for similarly situated executives at peer companies. Our compensation committee then typically reviews and discusses the proposals with the chief executive officer and chief financial officer for all executives other than the chief executive officer. The compensation committee, without the applicable members of management present, further discusses the chief executive officer's recommendations and ultimately recommends for our board of directors' approval the base salary, target bonuses and equity incentive compensation of our executive officers for the current year, as well as the amount of executive officer cash bonuses for the prior year, based on the attainment of company and individual goals. The chief executive officer is not present during voting or deliberations regarding her compensation by the compensation committee or the board of directors. During 2018, our compensation committee engaged Compensia as its independent compensation consultant, to assist in the creation of our executive compensation peer group and program design and to assess our executives' compensation relative to comparable companies. See "Corporate Governance—Compensation Consultants" for more information about the engagement of Compensia by the compensation committee.

        Base salary.    In 2018, we paid annual base salaries to Mr. Dickerson, Mr. Bensley and Mr. Smith in the amounts of $400,000, $400,000 and $375,000, respectively. These base salaries were determined based on a variety of factors, including using a competitive assessment of similarly situated executives at our peer companies in an effort to make them competitive with the 50th percentile, and taking into account customary annual base salary increases, recognize their individual performance and provide competitive compensation to retain key executives. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

        Annual bonus.    Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. We typically establish annual bonus targets based around a set of specified corporate goals for our named executive officers, along with individual goals, and conduct an annual performance review to determine the attainment of such goals. The target bonuses for our named executive officers for 2018, as a percentage of base salary, were 75%, 75% and 75% for

Messrs. Dickerson, Bensley and Smith, respectively. Our management may propose bonus awards to the compensation committee or the board of directors primarily based on such review process and such target percentages. Our compensation committee determines or makes a recommendation to the board of directors regarding eligibility requirements for and the amount of such bonus awards. With respect to 2018, we awarded and paid a bonus of $187,500 to Mr. Bensley, as approved by our compensation committee, which reflected an approximate prorated amount of his annual performance-based target cash bonus. No bonus amounts were awarded for 2018 to Messrs. Dickerson and Smith.

        Equity incentives.    Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and board of directors periodically review the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options and/or RSUs.

        On February 25, 2018, our board of directors granted RSU awards, representing the right to receive shares of Class A common stock, to Mr. Dickerson and Mr. Smith, effective as of February 25, 2018. The dollar value of these RSU awards was $900,000 for Mr. Dickerson and $750,000 for Mr. Smith. The number of shares of Class A common stock underlying each such RSU award was determined by dividing the dollar value of each award by the greater of either:

  •
  the unweighted average closing price of our Class A common stock based on the trading days during the immediately preceding ninety calendar day period immediately prior to the date of submission of the RSU awards to our compensation committee for approval ("Ninety Day Average Trading Price"); or

  •
  the unweighted average closing price of our Class A common stock based on the immediately preceding seven trading day period immediately prior to the date of submission of the RSU awards to our compensation committee for approval.

        The RSU awards were scheduled to vest over four years in quarterly installments, with 6.25% of the RSUs vesting on each May 25, August 25, November 25 and February 25 over the four-year period following February 25, 2018. The vesting was subject to the named executive officer's continued employment with us on each applicable vesting date.

        On February 25, 2018, our compensation committee granted an option to purchase 253,937 and 211,614 shares of Class A common stock at an exercise price of $3.10 per share to Mr. Dickerson and Mr. Smith, respectively. On May 25, 2018, our compensation committee granted an option to purchase 328,905 shares of Class A common stock at an exercise price of $3.05 to Mr. Bensley. Such options are subject to vesting upon the achievement of specific performance conditions that are tied to the achievement of certain financial targets through December 31, 2019 and market conditions that are tied to the achievement of certain stock price targets through June 30, 2020. A portion of the financial target options may, subject to certain conditions, accelerate in connection with a change in control event based on the time that has elapsed from the commencement of the applicable measurement period through the date of such change in control.

        On May 25, 2018, our board of directors granted Mr. Bensley 328,905 RSUs, representing the right to receive an equal number of shares of Class A common stock. The dollar value of the RSU award was $750,000 for Mr. Bensley. The number of shares of Class A common stock underlying the RSU award was determined by dividing the dollar value of the award by the Ninety Day Average Trading Price. The RSUs are scheduled to vest in an amount of 25% of the shares of Class A common stock on

May 25, 2019, with 6.25% of the RSUs vesting on each August 25, November 25, February 25 and May 25 over the three-year period following May 25, 2019, subject to continued service with us through each such vesting date.

Outstanding Equity Awards at Fiscal Year-End

        The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2018.

						Stock Awards
	Option Awards
							Market value of shares of units of stock that have not vested ($)(1)
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)
Bradley J. Dickerson(2)	—		253,937	$3.10	2/24/2028	393,824	$401,700
	1,135,985	(3)	467,758	$3.69	2/28/2026	—	—
	340,795	(3)	140,328	$62.35	2/28/2026	—	—
Timothy S. Bensley	—		328,905	$3.05	5/24/2028	328,905	$335,483
Timothy J. Smith(4)	87,500	(5)	62,500	$5.53	3/31/2019	385,806	$393,522
	—		211,614	$3.10	3/31/2019	—	—

(1)
This column represents the market value of the shares underlying RSUs as of December 31, 2018, based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $1.02 per share on December 31, 2018.

(2)
Mr. Dickerson's employment with us ended effective April 8, 2019 and, upon the cessation of his employment, his unvested equity awards were forfeited, except that pursuant to the Advisory Agreement entered into with Mr. Dickerson as described in our Current Report on Form 8-K filed on April 2, 2019, Mr. Dickerson's stock options with an exercise price of $3.69 were not forfeited and the exercise period applicable to such options that had vested as of April 8, 2019 was extended through July 31, 2020 ("Extended Exercise Options"), and Mr. Dickerson's outstanding unvested restricted stock unit awards will continue vesting through the earlier to occur of the expiration or termination of the Advisory Agreement (the "Continued Vesting RSUs"), provided that upon any termination of the Advisory Agreement such RSUs that would have vested through December 31, 2019 but for such termination will accelerate and be settled in accordance with their terms unless such termination was by Mr. Dickerson for convenience or by the Company due to Mr. Dickerson's material breach of the Advisory Agreement. In connection with the consummation of a Reorganization Event (as defined in our 2017 Equity Incentive Plan) occurring at any time (i) during the term of the Advisory Agreement, the Continued Vesting RSUs that would have vested through December 31, 2019 will accelerate and be settled in accordance with their terms or (ii) prior to July 31, 2020, the Extended Exercise Options will either be assumed, replaced or, to the extent "in-the-money," paid therefor.

(3)
25% of the shares of our Class B common stock subject to this option granted under the 2012 Equity Incentive Plan vested on February 8, 2017, and the balance vests in 36 successive equal monthly installments thereafter, subject to continued service with us through each such vesting date.

(4)
Mr. Smith's employment with us ended effective December 31, 2018 and, upon the cessation of his employment, any unvested equity awards were forfeited.

(5)
25% of the shares of our Class B common stock subject to this option granted under the 2012 Equity Incentive Plan vested on August 8, 2017, and the balance vests in 36 successive equal monthly installments thereafter, subject to continued service with us through each such vesting date.

Equity Compensation Plan Information

        Our equity compensation plans consist of our 2012 Equity Incentive Plan and our 2017 Equity Incentive Plan. Prior to our IPO, we granted awards under the 2012 Equity Incentive Plan. Following our IPO, any remaining shares available for issuance under our 2012 Equity Incentive Plan were added to the shares reserved under our 2017 Equity Incentive Plan.

        The following table shows certain information concerning all of our equity compensation plans in effect as of December 31, 2018:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2012 Equity Incentive Plan	5,864,005	$9.70	—
2017 Equity Incentive Plan	8,724,970	$2.90	27,313,223
Equity compensation plans not approved by security holders	—	—	—
Total	14,588,975	$8.31	27,313,223

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.

Potential Payments Upon Termination or Change in Control

        The Blue Apron Holdings, Inc. Executive Severance Benefits Plan, adopted by our compensation committee in February 2018 (the "Severance Plan"), provides certain designated eligible full-time executives of the company or any of its subsidiaries whose position generally is at or above the level of Senior Vice President or its equivalent ("Covered Employees"), including our named executive officers, certain severance benefits upon the occurrence of the following events (each, a "Covered Termination"): (a) a termination without cause (as defined in the Severance Plan) prior to a change in control (as defined in the Severance Plan); (b) with respect to Ms. Kozlowski and certain other designated executives, a termination without cause or a resignation for good reason (as defined in the Severance Plan), in either case prior to a change in control; and (c) a termination without cause or a resignation for good reason, in either case within 12 months following a change in control (a "Change in Control Termination").

        The Severance Plan administrator is our board of directors or a committee thereof designated by our board of directors. Pursuant to the Severance Plan, each Covered Employee who is subject to a Covered Termination is entitled to:

  •
  continuation of such Covered Employee's monthly base salary (as defined in the Severance Plan) for a period of 12 months in the case of the company's chief executive officer, or six months in the case of other Covered Employees (as applicable, the "Severance Period"), following such termination;

  •
  in the event such Covered Employee elects to receive Consolidated Omnibus Budget Reconciliation Act, or COBRA, continuation health coverage following such termination, payment by the company of a portion of the cost of COBRA continuation health coverage for the Covered Employee and his or her applicable dependents through the earliest of (i) the end of the Covered Employee's Severance Period, (ii) the date on which the Covered Employee's new benefits plan coverage commences with a new employer, and (iii) the date on which such COBRA continuation health coverage is no longer in force;

  •
  at the request of the Covered Employee and as determined in the Severance Plan administrator's sole discretion, the arrangement of and payment for reasonable outplacement services by the company for up to six months following the Covered Employee's date of termination of employment;

  •
  any unpaid annual or other bonus earned in respect of any completed bonus period that ended prior to the date of the Covered Employee's Covered Termination that the Severance Plan administrator determines to be payable to the Covered Employee in its discretion pursuant to the company's contingent compensation program;

  •
  solely in the case of a Change in Control Termination, a lump sum payment in an amount equal to the prorated portion of the Covered Employee's annual target bonus for the year of the Covered Termination; and

  •
  in the case of a Change in Control Termination, full vesting of any unvested company equity awards held by the Covered Employee that vest based solely on continued service.

        All payments and benefits provided under the Severance Plan are contingent upon the execution and effectiveness of a release of claims by the executive in our favor and continued compliance by the executive with any applicable noncompetition, nonsolicitation, and other obligations owed to the company or any of its subsidiaries.

Retirement Benefits

        We maintain a retirement plan for the benefit of our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). The 401(k) plan provides that each participant may contribute up to an annual statutory limit. Participants who are at least 50 years old can also contribute additional amounts based on statutory limits for "catch-up" contributions. Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan's trustee as directed by participants.

Employee Benefits and Perquisites

        Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.

Limitation of Liability and Indemnification

        Our restated certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:

  •
  for any breach of the director's duty of loyalty to us or our stockholders;

  •
  for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  •
  for voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

  •
  for any transaction from which the director derived an improper personal benefit.

        Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

        In addition, our restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys' fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

        We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.

        Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors. We have agreed that we will be the indemnitor of "first resort," however, with respect to any claims against these directors for indemnification claims that are indemnifiable by both us and their employers. Accordingly, to the extent that indemnification is permissible under applicable law, we will have full liability for such claims (including for the advancement of any expenses) and we have waived all related rights of contribution, subrogation or other recovery that we might otherwise have against these directors' employers.

DIRECTOR COMPENSATION

        Under our non-employee director compensation policy, which was adopted in August 2017, our non-employee directors receive the cash compensation set forth below, and an annual RSU award grant having an aggregate fair market value of $125,000 on the date of grant. Annual RSU awards are made at each annual meeting of stockholders, including the Annual Meeting. Each such RSU award will vest in full on the earlier of the first anniversary of the date of grant and the date of the next annual stockholder meeting following the date of grant. In addition, from and after the date our non-employee director compensation policy was first adopted, new non-employee directors are also eligible for an initial RSU award having an aggregate fair market value of $125,000 on the date of grant, which is the date of such director's initial election to our board of directors, which amount shall be prorated based on time until the company's next scheduled annual meeting of stockholders. Such RSU award will vest in full on the first anniversary of the grant date. All RSU awards granted to our non-employee directors provide for the immediate acceleration of all vesting thereunder in the event of a change in control.

        Each non-employee director is eligible to receive compensation for his or her service on our board of directors or committees thereof consisting of annual cash retainers paid quarterly in arrears, as follows. The annual retainer for non-employee directors is $50,000. Additional annual retainers are as follows: lead independent director ($20,000); the chairman of the audit committee ($15,000); the chairman of the compensation committee ($13,000); the chairman of the nominating and corporate governance committee ($9,000); non-chair member of audit committee ($7,500); non-chair member of compensation committee ($6,500); and non-chair member of the nominating and corporate governance committee ($4,500).

        We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.

        The table below shows all compensation to our non-employee directors during 2018.

Name	Fees earned or paid in cash ($)		Stock awards ($)(1)	Total ($)
Matthew B. Salzberg(2)	$2,263		$52,361	$54,624
Julie M.B. Bradley	$71,500		$121,474	$192,974
Tracy Britt Cool	$62,000		$121,474	$183,474
Kenneth A. Fox	$62,000		$121,474	$183,474
Robert P. Goodman	$—	(3)	$121,474	$121,474
Gary R. Hirshberg	$65,500		$121,474	$186,974
Brian P. Kelley	$59,000		$121,474	$180,474

(1)
The values disclosed represent the aggregate grant date fair value of restricted stock units granted to the director, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock unit grants reported in this column are set forth in the notes to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(2)
Mr. Salzberg ceased to be an employee of the company effective as of December 18, 2018 and thereafter became entitled to receive a prorated portion of the annual cash retainers discussed above in accordance with our director compensation policy.

(3)
Mr. Goodman declined to receive the annual cash retainer during 2018.

        As a general matter, we do not provide any additional compensation to Ms. Kozlowski, our president and chief executive officer, for her service as a member of our board of directors, nor did we provide any additional compensation to Bradley J. Dickerson, our former president and chief executive officer, for his service as a member of our board of directors. The compensation related to Mr. Dickerson's service as chief executive officer of the company paid to Mr. Dickerson in 2018 is set forth above under "Executive Compensation—Summary Compensation Table."

        In November 2017, Matthew B. Salzberg resigned as our president and chief executive officer, remaining an employee of ours and continuing to serve as chairman of the board with the title of executive chairman. While serving as executive chairman, Mr. Salzberg received compensation for his continuing employment duties but did not receive any additional compensation for service as a member of our board of directors or as executive chairman. On December 18, 2018, Mr. Salzberg ceased to be an employee of ours, and since that date he has received compensation pursuant to our non-employee director compensation policy. Because we have not previously had a non-employee chairman of the board, our non-employee director compensation policy does not provide for the payment of additional compensation for service as chairman of the board, even though the policy does provide for additional compensation for service as lead independent director and as chairman of the audit, compensation, and nominating and corporate governance committees. We intend to modify our non-employee director compensation policy to provide for the payment of additional compensation for service as chairman of the board by a non-employee, and to make that policy retroactive to December 18, 2018, the date on which Mr. Salzberg began rendering services as a non-employee chairman.

        Our compensation committee engaged the services of Compensia, a national management consulting firm, to provide assistance in developing our non-employee director compensation policy in conjunction with becoming a public company. Compensia provided our compensation committee with compensation survey data for purposes of comparing each compensation component within our non-employee director compensation policy—namely, annual retainers for board and committee membership and equity incentive awards—to a group of other publicly traded companies of similar size and industries. In addition, Compensia considered the overall economic environment and trends and developments in non-employee director compensation when making observations and recommendations. Compensia presented its findings and observations in a written report to our compensation committee prior to our compensation committee making any recommendations to our board of directors regarding the compensation of our non-employee directors. Our compensation committee and board of directors reviewed the peer group data for 15 publicly traded companies of relevant size and industries:

B&G Foods	Lancaster Colony	The Hain Celestial Group
Blue Buffalo Pet Products	Panera Bread	TripAdvisor
Domino's Pizza	Pinnacle Foods	Wayfair
Dunkin' Brands Group	Shutterfly	Yelp
GrubHub	Square	Zillow Group

        Our compensation committee compared the components and amounts of compensation that we provide to our non-employee directors with the components and amounts of compensation provided to non-employee directors in the peer group and used this comparison data as a guideline in its review and recommendations regarding cash retainers and equity incentive compensation to be paid to our non-employee directors. After reviewing the data and considering the input, our compensation committee recommended, and our board of directors approved, our non-employee director compensation policy in August 2017.

        We expect to review non-employee director compensation periodically with input from Compensia or another compensation consultant. We expect that Compensia will assist us in modifying our non-employee director compensation policy to provide for the payment of additional compensation for service as chairman of the board by a non-employee, as described above.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

        Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, our audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of our audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our audit committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, our audit committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in or is not inconsistent with our company's best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

        Pursuant to the SEC's related person transaction disclosure rule, the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:

  •
  interests arising only from the related person's position as a director of another corporation or organization that is a party to the transaction;

  •
  interests arising only from the direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction;

  •
  interests arising solely from the ownership of a class of our equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis;

  •
  compensation arrangements with executive officers if the compensation has been approved, or recommended to the board of directors for approval, by our compensation committee;

  •
  compensation for services as a director of our company if such compensation will be publicly reported pursuant to SEC rules;

  •
  interests arising solely from indebtedness of a 5% stockholder or an immediate family member of a 5% stockholder;

  •
  a transaction where the rates or charges involved in the transaction are determined by competitive bids;

  •
  a transaction that involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; and

  •
  a transaction that involves services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

        In addition, our board of directors has determined that transactions that are specifically contemplated by our corporate charter or bylaws are not related person transactions for purposes of the policy. The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in its charter.

        We did not have a written policy regarding the review and approval of related person transactions prior to our IPO in June 2017. Nevertheless, with respect to such transactions, it was historically the practice of our board of directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unrelated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our company's best interests. In addition, all related person transactions historically required prior approval, or later ratification, by our board of directors.

Related Person Transactions

        Below we describe transactions since January 1, 2018 to which we were or will be a participant and in which the amounts involved exceeded or will exceed $120,000, and any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Registration Rights

        We are a party to an investors' rights agreement, originally entered into in January 2013 and most recently amended and restated in May 2015, with our significant stockholders, including entities affiliated with Bessemer Venture Partners, Ilia M. Papas, Matthew B. Salzberg, Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement and The Matthew Salzberg Family 2014 Trust. The investors' rights agreement provides these holders the right to demand that we file a registration statement or request that their shares be included in a registration statement that we are otherwise filing. Pursuant to the investors' rights agreement, we are required to pay all registration expenses and indemnify these holders with respect to each registration of registrable shares that is effected.

Indemnification Agreements

        Our restated certificate of incorporation provides that we will indemnify our officers and directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers.

Arrangements with Executive Officers and Directors

        For a description of the compensation arrangements that we have with our executive officers and directors, see "Executive Compensation."

 TRANSACTION OF OTHER BUSINESS

        Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

ADDITIONAL INFORMATION

Procedures for Submitting Stockholder Proposals

        Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.    We must receive notice of proposals of stockholders (including director nominations) intended to be presented at the 2020 annual meeting of stockholders but not included in the proxy statement by March 15, 2020, but not before February 14, 2020. However, in the event the 2020 annual meeting of stockholders is scheduled to be held on a date before May 14, 2020, or after August 12, 2020, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder must give written notice of such proposals to our Secretary at 40 West 23rd Street, New York, NY 10010. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person's written consent to be named in the proxy statement and to serve as a director if elected, and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

        Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials.    In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2020 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December [31], 2019. Such proposals must be delivered to our Secretary, c/o Blue Apron Holdings, Inc., 40 West 23rd Street, New York, NY 10010.

Appendix A

CERTIFICATE OF AMENDMENT
TO
RESTATED CERTIFICATE OF INCORPORATION
OF
BLUE APRON HOLDINGS, INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

        Blue Apron Holdings, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

        A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

        RESOLVED:    That the first sentence of Article FOURTH of the Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following three paragraphs are inserted in lieu thereof:

  "FOURTH: That, effective on the filing of this Certificate of Amendment to Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), a one-for-[            ](1) reverse stock split of the Corporation's Class A Common Stock, $0.0001 par value per share (the "Class A Common Stock"), and the Corporation's Class B Common Stock, $0.0001 par value per share (the "Class B Common Stock"), shall become effective, pursuant to which (i) each [            ](1) shares of Class A Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Class A Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock from and after the Effective Time, and (ii) each [            ](1) shares of Class B Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Class B Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class B Common Stock from and after the Effective Time (such reclassification and combination of shares, the "Reverse Stock Split"). The par value of the Class A Common Stock and Class B Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Class A Common Stock or Class B Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Class A Common Stock or Class B Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Class A Common Stock or Class B Common Stock, as applicable, to which such holder would otherwise be entitled multiplied by the closing price per share of the Class A

(1)
Shall be a number equal to or greater than 5 and equal to or lesser than 15 and shall include not more than four decimal digits, as determined by the Board of Directors.

  Common Stock on the New York Stock Exchange at the close of business on the trading day preceding the date of the Effective Time.

  Each stock certificate that, immediately prior to the Effective Time, represented shares of Class A Common Stock or Class B Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Class A Common Stock or Class B Common Stock, as applicable, after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Class A Common Stock or Class B Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Class A Common Stock or Class B Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Class A Common Stock or Class B Common Stock, as applicable, after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.

  The total number of shares of all classes of stock which the Corporation shall have authority to issue is 2,185,000,000 shares, consisting of 1,500,000,000 shares of Class A Common Stock, $0.0001 par value per share ("Class A Common Stock"), 175,000,000 shares of Class B Common Stock, $0.0001 par value per share ("Class B Common Stock"), 500,000,000 shares of Class C Capital Stock, $0.0001 par value per share ("Class C Capital Stock"), and 10,000,000 shares of Preferred Stock, $0.0001 par value per share ("Preferred Stock")."

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this      day of            , 20    .

[Linda F. Kozlowski] [President and Chief Executive Officer]

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 11:59 p.m., Eastern Time, on June 12, 2019. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/APRN or scan delete QR code and control # the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/APRN Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Directors For Withhold For Withhold 01 - Julie M.B. Bradley 02 - Brian P. Kelley For Against Abstain ForAgainst Abstain 2. To approve an amendment to our restated certificate of incorporation to effect a reverse stock split of our Class A common stock and Class B common stock, using a split ratio of not less than 1-for-5 and not more than 1-for-15, with the exact ratio to be set within that range at the discretion of our board of directors before our 2020 annual meeting of stockholders without further approval or authorization of our stockholders and with our board of directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 1 6 5 6 2 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 2 2 D V 4 03239A MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and FOR Proposal 3. Annual Meeting Proxy Card1234 5678 9012 345

2019 Annual Meeting Admission Ticket 2019 Annual Meeting of Blue Apron Holdings, Inc. Stockholders Thursday, June 13, 2019, 10:00am Eastern Time Offices of Wilmer Cutler Pickering Hale and Dorr LLP 7 World Trade Center 250 Greenwich Street New York, NY 10007 Upon arrival, please present this admission ticket and photo identification at the registration desk. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2019 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – June 13, 2019 The undersigned stockholder hereby appoints Linda F. Kozlowski and Christina Halliday, or any of them, each with the power of substitution, and hereby authorizes them to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Blue Apron Holdings, Inc. to be held on June 13, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of directors in Proposal 1, FOR Proposal 2 and FOR Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Please vote, sign, date and return this proxy card promptly using the enclosed return envelope or vote by telephone or the internet. (Items to be voted appear on reverse side.) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Proxy — Blue Apron Holdings, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/APRN